Exhibit 2.53
EXECUTION VERSION

TERM LOAN SECURITY AGREEMENT
dated as of
November 5, 2021
among
SETANTA AIRCRAFT LEASING DESIGNATED ACTIVITY COMPANY,
SETANTA AVIATION HOLDINGS LIMITED,
CULANN AIRCRAFT LEASING LIMITED,
DAGDA AIRCRAFT LEASING LIMITED,
and
THE ADDITIONAL GRANTORS REFERRED TO HEREIN
as the Grantors
and
CITIBANK, N.A.,
as the Collateral Agent

Term Loan Security Agreement

TABLE OF CONTENTS
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Term Loan Security Agreement

SCHEDULES
Schedule I    Aircraft Objects
Schedule II     Pledged Equity Interests; Pledged Debt
Schedule III     Trade Names
Schedule IV     Chief Place of Business and Chief Executive or Registered Office
Schedule V     Insurance
EXHIBITS
Exhibit A-1     Form of Collateral Supplement
Exhibit A-2     Form of Grantor Supplement
Exhibit B    Form of Pledge Over Shares of Borrower
Exhibit C    Form of Account Control Agreement

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Term Loan Security Agreement

This TERM LOAN SECURITY AGREEMENT (this “Agreement”), dated as of November 5, 2021, is made among SETANTA AIRCRAFT LEASING DESIGNATED ACTIVITY COMPANY, a designated activity company incorporated under the laws of Ireland with limited liability under registered number 696204 (the “Borrower”), SETANTA AVIATION HOLDINGS LIMITED, a private company limited by shares incorporated under the laws of Ireland under registered number 699395 (“Parent Holdco”), CULANN AIRCRAFT LEASING LIMITED, a private company limited by shares incorporated under the laws of Ireland under registered number 699414 (“Culann”), DAGDA AIRCRAFT LEASING LIMITED, a private company limited by shares incorporated under the laws of Ireland under registered number 699590 (“Dagda”) and, together with Culann, each a “Subsidiary Holdco”) and the ADDITIONAL GRANTORS referred to on the signature pages hereto and who from time to time become grantors under this Agreement (together with Parent Holdco, the Borrower and each Subsidiary Holdco, the “Grantors”), and CITIBANK, N.A. (“Citibank”), as the collateral agent (in such capacity, and together with any permitted successor or assign thereto or any permitted replacement thereof, the “Collateral Agent”).
PRELIMINARY STATEMENTS:
(1)    AerCap Holdings N.V. (“AerCap”), AerCap Ireland Limited (“AerCap Ireland”), the Borrower, Parent Holdco, each Subsidiary Holdco, the Owner Subsidiaries party thereto from time to time, the Intermediate Lessees party thereto from time to time, the lenders identified therein, Citibank, N.A. as the administrative agent (in such capacity, the “Administrative Agent”) and the Collateral Agent have entered into the Term Loan Credit Agreement, dated as of the date hereof (the “Credit Agreement”), pursuant to which the Lenders have made the Loans to the Borrower.
(2)    The Grantors may from time to time grant additional security for the benefit of the Secured Parties, all in accordance with, and subject to the terms and conditions of this Agreement.
(3)    (a) AerCap directly or indirectly owns 100% of the Equity Interests of the Parent Holdco, (b) Parent Holdco owns 100% of the Equity Interests of the Borrower, (c) the Borrower owns 100% of the Equity Interests of each Subsidiary Holdco, (d) the Subsidiary Holdcos directly or indirectly (and subject to the Local Requirements Exception) hold or will acquire from time to time, 100% of the Equity Interests in Owner Subsidiaries that may in turn hold or acquire from time to time 100% of the Equity Interests in other Owner Subsidiaries, and each Owner Subsidiary has acquired Pool Aircraft or will from time to time on or after the Effective Date acquire Pool Aircraft from AerCap or its Affiliates and (e) the Subsidiary Holdcos or an Owner Subsidiary will acquire directly or indirectly (and subject to the Local Requirements Exception) 100% of the Equity Interests of any Intermediate Lessee that will, from time to time on or after the Effective Date, act as leasing intermediary with respect to certain Pool Aircraft.
(4)    The Grantors in each case party thereto have agreed pursuant to the Credit Agreement, and it is a condition precedent to the making and release of the Loans by the Lenders under the Credit Agreement, that the Grantors grant the security interests required by this Agreement.
(5)    Each Grantor will derive substantial direct and indirect benefit from the transactions described above.
(6)    Citibank is willing to act as the Collateral Agent under this Agreement.

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NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Collateral Agent for its respective benefit and the benefit of the other Secured Parties as follows:
ARTICLE I
DEFINITIONS
Section 1.01.Definitions. Certain Defined Terms. For the purposes of this Agreement, the following terms have the meanings indicated below:
“2009 Act” has the meaning set forth in Section 2.19.
“Account Collateral” has the meaning specified in Section 2.01(e).
“Account Control Agreement” means the collateral account control agreement in the form attached hereto as Exhibit C in respect of the Collateral Account dated on or about the Effective Date among the Securities Intermediary, the Borrower and the Collateral Agent.
“Additional Grantor” means each Person executing this Agreement directly as an “Additional Grantor” and each other Person who becomes an “Additional Grantor” by executing a Grantor Supplement pursuant to Section 8.01(b).
“Agreed Currency” has the meaning specified in Section 8.07.
“Agreement” has the meaning specified in the recital of parties to this Agreement.
“Aircraft Objects” means, collectively, the “aircraft objects” (as defined in the Protocol) described on Schedule I hereto, as supplemented by each Collateral Supplement and Grantor Supplement.
“Airframe” means, individually, each of the airframes described on Schedule I hereto, as supplemented by any Collateral Supplement or Grantor Supplement.
“Beneficial Interest Collateral” has the meaning specified in Section 2.01(c).
“Borrower” has the meaning specified in the preliminary statements of this Agreement.
“Camden Aircraft Leasing Trust” means Series One and Series Two of Camden Aircraft Leasing Trust, which represent series of beneficial interests of a Delaware statutory trust.
“Cape Town Lease” means any Lease (including any Lease between Grantors) that has been entered into, extended, assigned or novated after March 1, 2006 (or such later date as the Cape Town Convention may be given effect under the law of any applicable jurisdiction) (A) with a Cape Town Lessee or (B) where the related Aircraft Object is registered in a “Contracting State”.
“Cape Town Lessee” means a lessee under a Lease that is “situated in” a “Contracting State”.
“Certificated Security” means a certificated security (as defined in Section 8102(a)(4) of the UCC) other than a Government Security.

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“Citibank” has the meaning specified in the recital of parties to this Agreement.
“Collateral” has the meaning specified in Section 2.01.
“Collateral Agent” has the meaning specified in the recital of parties to this Agreement.
“Collateral Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit A-1 executed and delivered by a Grantor.
“Credit Agreement” has the meaning specified in the preliminary statements to this Agreement.
“Eligible Institution” means (a) Citibank in its capacity as the Collateral Agent under this Agreement; (b) any bank not organized under the laws of the United States of America so long as it has either (i) a long-term unsecured debt rating of A or better by Standard & Poor’s and A2 or better by Moody’s or (ii) a short-term unsecured debt rating of A-1+ by Standard & Poor’s and P-1 or better by Moody’s; or (c) any bank organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any branch of a foreign bank licensed under any such laws), so long as it (i) has either (A) a long-term unsecured debt rating of A (or the equivalent) or better by each of Standard & Poor’s and Moody’s or (B) a short-term unsecured debt rating of A-l+ by Standard & Poor’s and P-1 by Moody’s and (ii) can act as a securities intermediary under the New York Uniform Commercial Code.
“Enforcement Event” means, with respect to each section or provision of the Loan Documents where the term “Enforcement Event” is used, the occurrence and continuance of an Event of Default together with, except in the case of an Event of Default described in clauses (g), (h) or (i) of Article 6 of the Credit Agreement or if such notice is otherwise not permitted by applicable law, notice from the Collateral Agent to the Borrower and AerCap that such Event of Default shall constitute an Enforcement Event with respect to such section or provision (it being agreed that (a) the failure to include any such section or provision in any such notice shall not prejudice the Collateral Agent’s right to send a subsequent notice specifying such section or provision and (b) it shall be sufficient for any such notice to state that it applies to all such sections and provisions (without specifying the sections or provisions) or that it applies to all such sections and provisions except certain specified sections or provisions), unless revoked or rescinded pursuant to a notice to such effect from the Collateral Agent, for so long as such Event of Default is continuing.
“Equity Collateral” has the meaning specified in Section 2.07(a).
“Event of Default” means any Event of Default (as defined in the Credit Agreement).
“Government Security” means any security issued or guaranteed by the United States of America or an agency or instrumentality thereof that is maintained in book-entry on the records of the FRBNY and is subject to Revised Book-Entry Rules.
“Grantor Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit A-2 executed and delivered by a Grantor.
“Grantors” has the meaning specified in the recital of parties to this Agreement.

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“Instrument” means any “instrument” as defined in Section 9-102(a)(47) of the UCC.
“Insurances” means, in relation to each Pool Aircraft, any and all contracts or policies of insurance and reinsurance complying with the provisions of Schedule V hereto or an indemnity from a Governmental Authority as indemnitor, as appropriate, and required to be effected and maintained in accordance with this Agreement.
“International Registry” means the International Registry under the Cape Town Convention.
“Investment Collateral” has the meaning set forth in Section 2.01(d).
“Membership Interest Collateral” has the meaning specified in Section 2.01(b).
“Parallel Debt” has the meaning given to it in Section 8.14.
“Parent Holdco” has the meaning specified in the recital of parties in this Agreement.
“Parts” means all appliances, parts, components, instruments, appurtenances, accessories, furnishings, seats and other equipment of whatever nature (other than (a) engines, and (b) any appliance, part, component, instrument, appurtenance, accessory, furnishing, seat or other equipment that would qualify as a removable part and is leased by a Lessee from a third party or is subject to a security interest granted to a third party), that may from time to time be installed or incorporated in or attached or appurtenant to any Airframe or any engine or removed therefrom and, if the applicable Pool Aircraft or engine is subject to a Lease, is owned by a Grantor hereunder during the term of such Lease under the provisions of such Lease.
“Pledged Beneficial Interests” means all of the beneficial interest in the Pledged Equity Parties described in the attached Schedule II, as supplemented by any Collateral Supplement or Grantor Supplement.
“Pledged Borrower Debt” means any and all Indebtedness from time to time owing by the Borrower to any Borrower Party.
“Pledged Debt” means the Pledged Parent Holdco Debt, the Pledged Borrower Debt, the Pledged Subsidiary Holdco Debt, the Pledged Owner Subsidiary Debt and the Pledged Intermediate Lessee Debt.
“Pledged Debt Collateral” has the meaning assigned to such term in Section 2.01(a)(iii).
“Pledged Equity Interests” means the Pledged Beneficial Interests, the Pledged Membership Interests and the Pledged Stock.
“Pledged Equity Party” means the Borrower, each Subsidiary Holdco, each Owner Subsidiary and each Intermediate Lessee.
“Pledged Intermediate Lessee Debt” means any and all Indebtedness from time to time owing by any Intermediate Lessee to any Borrower Party.

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“Pledged Owner Subsidiary Debt” means any and all Indebtedness from time to time owing by any Owner Subsidiary to any Borrower Party.
“Pledged Membership Interests” means all of the membership interests in the Pledged Equity Parties described in the attached Schedule II, as supplemented by any Collateral Supplement or Grantor Supplement.
“Pledged Parent Holdco Debt” means any and all Indebtedness from time to time owing by Parent Holdco to any Borrower Party.
“Pledged Subsidiary Holdco Debt” means any and all Indebtedness from time to time owing by any Subsidiary Holdco to any Borrower Party.
“Pledged Stock” means the outstanding shares of capital stock and/or issued share capital of the Pledged Equity Parties described in the attached Schedule II, as supplemented by any Collateral Supplement or Grantor Supplement.
“Received Currency” has the meaning specified in Section 8.07.
“Relevant Collateral” has the meaning specified in Section 2.07(a).
“Required Cape Town Registrations” has the meaning set forth in Section 2.08(c).
“Revised Book-Entry Rules” means 31 C.F.R. § 357 (Treasury bills, notes and bonds); 12 C.F.R. § 615 (book-entry securities of the Farm Credit Administration); 12 C.F.R. §§ 910 and 912 (book-entry securities of the Federal Home Loan Banks); 24 C.F.R. § 81 (book-entry securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation); 12 C.F.R. § 1511 (book-entry securities of the Resolution Funding Corporation); 31 C.F.R. § 354 (book-entry securities of the Student Loan Marketing Association); and any substantially comparable book-entry rules of any other Federal agency or instrumentality.
“Secured Obligations” has the meaning assigned to the term “Obligations” in the Credit Agreement.
“Secured Party” means any of or, in the plural form, all of the Collateral Agent, the Lenders, and the Administrative Agent.
“Securities Account” means a securities account as defined in Section 8-501(a) of the UCC maintained in the name of the Collateral Agent as “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) on the books and records of a Securities Intermediary whose “securities intermediary’s jurisdiction” (within the meaning of Section 8-110(e) of the UCC) is the State of New York.
“Securities Intermediary” means any “securities intermediary” with respect to the Collateral Agent as defined in 31 C.F.R. Section 357.2 or Section 8-102(a)(14) of the UCC.
“Security Collateral” has the meaning specified in Section 2.01(a).

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“Uncertificated Security” means an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) other than a Government Security.
(b) Terms Defined in the Cape Town Convention. The following terms shall have the respective meanings ascribed thereto in, or as otherwise used in, the Cape Town Convention: “Contracting State”, “contract of sale”, “international interest” and “situated in”.
(c) Terms Defined in the Credit Agreement. For all purposes of this Agreement, all capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.
(d) Certain Terms Used in the Account Control Agreement. As between the parties hereto, it is agreed that references in the Account Control Agreement to “enforcement event” and “loan documents” shall be construed respectively as references to “Enforcement Event” and “Loan Documents” as such terms are defined herein and in the Credit Agreement.
Section 1.02.Construction and Usage. Unless the context otherwise requires:
(a)A term has the meaning assigned to it and an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP.
(b)The terms “herein”, “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.
(c)Unless otherwise indicated in context, all references to Articles, Sections, Schedules or Exhibits refer to an Article or Section of, or a Schedule or Exhibit to, this Agreement.
(d)Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders, and words in the singular shall include the plural, and vice versa.
(e)The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without limitation”.
(f)References in this Agreement to an agreement or other document (including this Agreement) include references to such agreement or document, as supplemented, amended, replaced or otherwise modified (without, however, limiting the effect of the provisions of this Agreement with regard to any such supplement, amendment, replacement or modification), and the provisions of this Agreement apply to successive events and transactions. References to any Person shall include such Person’s successors in interest and permitted assigns.
(g)References in this Agreement to any statute or other legislative provision shall include any statutory or legislative modification or re-enactment thereof, or any substitution therefor, and references to any governmental Person shall include reference to any governmental Person succeeding to the relevant functions of such Person.
(h)References in this Agreement to any action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security shall be deemed to include, in respect of any jurisdiction other than the State of New York, references to such action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or

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of security available or appropriate in such jurisdiction as shall most nearly approximate such action, remedy or method of judicial proceeding described or referred to in this Agreement.
(i)Where any payment is to be made, funds applied or any calculation is to be made hereunder on a day which is not a Business Day, unless any Loan Document otherwise provides, such payment shall be made, funds applied and calculation made on the next succeeding Business Day, and payments shall be adjusted accordingly; provided, however, that no additional interest shall be due in respect of such delay.
ARTICLE II
SECURITY
Section 1.01.Grant of Security.
To secure the Secured Obligations, each Grantor hereby assigns, mortgages, charges and pledges, and agrees to assign, mortgage, charge and pledge, to the Collateral Agent, for its benefit and the benefit of the other Secured Parties, and hereby grants and agrees to grant to the Collateral Agent for its benefit and the benefit of the other Secured Parties a security interest in, all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired (collectively, the “Collateral”):
(a)with respect to each Grantor, all of the following (the “Security Collateral”):
(i)the Pledged Stock and the certificates representing such Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;
(ii)all additional shares of the capital stock of any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the capital stock of any other Pledged Equity Party that may be formed from time to time, and all certificates, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares; and
(iii)the Pledged Debt and all instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt (the “Pledged Debt Collateral”);
(b)with respect to each Grantor, all of the following (the “Membership Interest Collateral”):
(i)the Pledged Membership Interests, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Membership Interests, any contracts and instruments pursuant to which any such Pledged Membership Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Membership Interests; and

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(ii)all of such Grantor’s right, title and interest in all additional membership interests in any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the membership interests in any other Pledged Equity Party that may be formed from time to time, and all certificates, if any, from time to time representing such additional membership interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional membership interests;
(c)with respect to each Grantor, all of the following (the “Beneficial Interest Collateral”):
(i)the Pledged Beneficial Interest, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Beneficial Interest, any contracts and instruments pursuant to which any such Pledged Beneficial Interest are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interest; and
(ii)all of such Grantor’s right, title and interest in all additional beneficial interests in any other Pledged Equity Party from time to time acquired by such Grantor in any manner, including the beneficial interests in any other Pledged Equity Party that may be formed from time to time, the trust agreements and any other contracts and instruments pursuant to which any such Pledged Equity Party is created or issued, and all certificates, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests;
(d)all other “investment property” (as defined in Section 9-102(a)(49) of the UCC) of such Grantor (the “Investment Collateral”) including written notification of all interest, dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Investment Collateral, but excluding any loans or advances made, or dividends, contributions or distributions or other amounts paid, by any Pledged Equity Party to any Transaction Party;
(e)with respect to each Grantor, all right of such Grantor in and to the Collateral Account and all funds, cash, investment property, investments, securities, instruments or other property (including all “financial assets” within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to any such account (collectively, the “Account Collateral”); and
(f)all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in subsections (a), (b), (c), (d) and (e) of this Section 2.01);
provided, however, that notwithstanding any of the foregoing provisions, so long as no Enforcement Event shall have occurred and be continuing, each Grantor shall have the right, to the exclusion of the Collateral Agent, to (i) all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Security Collateral (other than the Pledged Debt), (ii) all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt, and (iii) the Investment Collateral

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(subject to the exclusion in Section 2.01(d), and once paid by a Grantor to a non-Grantor shall be free and clear of the Lien hereof and shall not constitute Collateral), and if an Enforcement Event shall have occurred and be continuing, no Grantor shall make any such payment to a non-Grantor without the Collateral Agent’s consent. The foregoing proviso shall in no event give rise to any right on behalf of any Transaction Party to cause the release of amounts from the Collateral Account other than in accordance with the Loan Documents.
Section 1.02.Security for Obligations. This Agreement secures the payment and performance of all Secured Obligations of the Grantors to each Secured Party (subject to the subordination provisions of this Agreement) and shall be held by the Collateral Agent in trust for the Secured Parties. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to any Secured Party but for the fact that Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.
Section 1.03.Representations and Warranties of the Grantors. Each Grantor represents and warrants as of the date of this Agreement, the Effective Date, each Release Date in respect of which such Grantor is a Relevant Release Party and as of each date on which such Grantor executes and delivers a Grantor Supplement or a Collateral Supplement, as follows:
(a)Each Pool Aircraft is legally and beneficially Owned by the Owner Subsidiary identified as the Owner of such Pool Aircraft in the applicable Release Request or legally Owned by the Owner Subsidiary and beneficially Owned by a Subsidiary Holdco or another Owner Subsidiary, except to the extent of the Local Requirements Exception and as provided in the definition of “Own”. None of the Pool Aircraft Assets has been sold in violation of the provisions of the Loan Documents, or is currently pledged, assigned or otherwise encumbered except for Permitted Liens, and no Pool Aircraft Assets are described in (i) any UCC financing statements filed against any Transaction Party other than UCC financing statements which have been (or have been agreed by the secured parties referenced therein to be) terminated and UCC Financing Statements filed in connection with Permitted Liens or (ii) any other mortgage registries, including the International Registry (which for the avoidance of doubt, shall not include any contract of sale) or filing records that may be applicable to the Pool Aircraft or Collateral in any other relevant jurisdiction, other than such filings or registrations that have been (or have been agreed by the secured parties referenced therein to be) terminated or that have been made in connection with Permitted Liens. Except to the extent of the Local Requirements Exception and as provided in the definition of “Own”, the Grantors are the legal and beneficial owners of the Collateral. None of the Collateral has been sold in violation of the provisions of the Loan Documents, or is currently pledged, assigned or otherwise encumbered other than pursuant to the terms of the Loan Documents and except for Permitted Liens. No Collateral is described in (i) any UCC financing statements filed against any Pledged Equity Party other than UCC financing statements which have been (or have been agreed by the secured parties referenced therein to be) terminated and the UCC financing statements filed in connection with Permitted Liens or (ii) any other mortgage registries, including the International Registry (which for the avoidance of doubt, shall not include any contract of sale), or filing records that may be applicable to the Collateral in any other relevant jurisdiction, other than such filings or registrations that have been (or have been agreed by the secured parties referenced therein to be) terminated or that have been made in connection with Permitted Liens, this Agreement or any other security document in favor of the Collateral Agent for the benefit of the Secured Parties, or, with respect to any Lease, in favor of the applicable Lessor Subsidiary or the Lessee thereunder.

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(b)In each case as and to the extent required under the Express Perfection Requirements, this Agreement creates a valid and (upon the taking of the actions required hereby) perfected security interest in favor of the Collateral Agent in the Collateral as security for the Secured Obligations, subject to no other Liens (other than Permitted Liens), and all filings and other actions necessary to perfect and protect such security interest as a first priority security interest of the Collateral Agent have been (or to the extent permitted hereby or in the case of future Collateral, will be) duly taken, enforceable against the applicable Grantors and creditors of and purchasers from such Grantors.
(c)No Grantor has any trade names except as set forth on Schedule III hereto.
(d)No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party (including, for the avoidance of doubt, the International Registry) is required under any applicable law that is necessary to comply with the Express Perfection Requirements (i) for the grant by such Grantor of the assignment and security interest granted hereby, (ii) for the execution, delivery or performance of this Agreement by such Grantor or (iii) for the perfection or maintenance of the pledge, assignment and security interest created hereby, except for (A) the filing of financing and continuation statements under the UCC, (B) the Required Cape Town Registrations, (C) the applicable Irish filings pursuant to Section 2.08(d) and (D) such other filings as are required under relevant local law in the case of Grantors that are not domiciled in the United States or a state thereof.
(e)The chief place of business, organizational identification number (if applicable) and chief executive or registered office of such Grantor and the office where such Grantor keeps records of the Collateral are located at the address specified opposite the name of such Grantor on the attached Schedule IV or, in the case of records, at AerCap.
(f)The Pledged Stock constitutes the percentage of the issued and outstanding shares of capital stock of the issuers thereof indicated on the attached Schedule II. The Pledged Membership Interests constitute the percentage of the membership interest of the issuer thereof or, as applicable the beneficial interest in the series of interests of the issuer thereof, as indicated on Schedule II hereto. The Pledged Beneficial Interests constitute the percentage of the beneficial interest of the issuer thereof indicated on Schedule II hereto. With respect to Camden Aircraft Leasing Trust, the only beneficial interests issued and outstanding are the beneficial interests in Series One of Camden Aircraft Leasing Trust, which are pledged to the Collateral Agent hereunder and the beneficial interests in Series Two of Camden Aircraft Leasing Trust.
(g)The Pledged Stock, the Pledged Membership Interests and the Pledged Beneficial Interests have been duly authorized and validly issued and are fully paid up and nonassessable. The Pledged Debt has been duly authorized or issued and delivered and is the legal, valid and binding obligation of each applicable Borrower Party thereunder.
(h)The Pledged Stock and the Pledged Membership Interests constitute “certificated securities” within the meaning of Section 8-102(4) of the UCC. If the issuer thereof is organized under the laws of the United States or a state thereof, the terms of any Pledged Equity Interest expressly provide that such Pledged Equity Interest shall be governed by Article 8 of the Uniform Commercial Code as in effect in the jurisdiction of the issuer of such Pledged Membership Interest or such Article 8 shall be applicable thereto under applicable Laws. Any Certificated Security or Instrument evidencing the Pledged Stock, the Pledged Debt, the Pledged Beneficial Interests, the Pledged Membership Interests and any Investment Collateral have been delivered to the Collateral Agent in accordance with Section 2.05 and 2.07. The Pledged Stock

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and the Pledged Membership Interest either (i) are in bearer form, (ii) have been indorsed, by an effective indorsement, to the Collateral Agent or in blank or (iii) have been registered in the name of the Collateral Agent. None of the Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interest that constitute or evidence the Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any person other than the Collateral Agent (other than those agreed by the secured parties referenced therein to be terminated or released). Any Pledged Beneficial Interests either (i) constitute “certificated securities” within the meaning of Section 8-102(a)(4) of the UCC, have been delivered to the Collateral Agent and (1) are in bearer form, (2) have been indorsed, by an effective indorsement, to the Collateral Agent or in blank or (3) have been registered in the name of the Collateral Agent or (ii) a fully executed “control agreement” has been delivered to the Collateral Agent with respect to such Pledged Beneficial Interests.
Section 1.04.Grantors Remain Liable. Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) in each case, unless the Collateral Agent or any other Secured Party, expressly in writing or by operation of law, assumes or succeeds to the interests of any Grantor hereunder, no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor under the contracts and agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.
Section 1.05.Delivery of Collateral. All certificates or instruments representing or evidencing any Collateral, if deliverable, shall be delivered to and held by or on behalf of the Collateral Agent and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to evidence the security interests granted thereby. The Collateral Agent shall have the right, upon the occurrence and during the continuance of an Enforcement Event, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Equity Interests, subject only to the revocable rights specified in Section 2.10(a). In addition, the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Enforcement Event, to exchange certificates or instruments representing or evidencing any Collateral for certificates or instruments of smaller or larger denominations.
Section 1.06.As to the Pool Aircraft Collateral. The Grantors shall provide a true and complete copy of all documents or instruments constituting Pool Aircraft Collateral to the Collateral Agent on or prior to the Release Date in respect of such Pool Aircraft. Subsequent to a Release Date in respect of a Pool Aircraft, upon (i) the inclusion of any additional such document or instrument in the Pool Aircraft Collateral in respect of such Pool Aircraft or (ii) the amendment or replacement thereof, the Grantors will deliver, or cause to be delivered, a copy thereof to the Collateral Agent (or within the time period set forth in Section 5.20(c)(ii) of the Credit Agreement, if applicable). Each such document or instrument will have been duly authorized, executed and delivered by the relevant Transaction Party, will be in full force and effect and will be binding upon and enforceable against all parties thereto in accordance with its terms subject to customary exceptions.

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(b)The Grantors shall, at their expense, use reasonable commercial efforts, in accordance with Leasing Company Practice to (A) perform and observe, or cause to be performed and observed, all the terms and provisions of the documents and instruments constituting Pool Aircraft Collateral to be performed or observed by a Transaction Party and (B) after an Enforcement Event has occurred and is continuing take all such action to such end as may be from time to time reasonably requested by the Collateral Agent.
Section 1.07.As to the Equity Collateral and Investment Collateral. All Security Collateral, Membership Interest Collateral and Beneficial Interest Collateral (collectively, the “Equity Collateral”) and all Investment Collateral (together with the Equity Collateral, the “Relevant Collateral”) shall be delivered to the Collateral Agent as follows:
(i)in the case of each Certificated Security or Instrument, by (A) causing the delivery of such Certificated Security or Instrument to the Collateral Agent, registered in the name of the Collateral Agent or duly endorsed by an appropriate person to the Collateral Agent or in blank and, in each case, held by the Collateral Agent, or (B) if such Certificated Security or Instrument is registered in the name of any Securities Intermediary on the books of the issuer thereof or on the books of any Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Certificated Security or Instrument to a Securities Account maintained by such Securities Intermediary in the name of the Collateral Agent and confirming in writing to the Collateral Agent that it has been so credited;
(ii)in the case of each Uncertificated Security, by (A) causing such Uncertificated Security to be continuously registered on the books of the issuer thereof in the name of the Collateral Agent or (B) if such Uncertificated Security is registered in the name of a Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of a Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Uncertificated Security to a Securities Account maintained by such Securities Intermediary in the name of the Collateral Agent and confirming in writing to the Collateral Agent that it has been so credited; and
(iii)in the case of each Government Security registered in the name of any Securities Intermediary on the books of the FRBNY or on the books of any securities intermediary of such Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such security to the collateral account maintained by such Securities Intermediary in the name of the Collateral Agent and confirming in writing to the Collateral Agent that it has been so credited.
(b)Each Grantor and the Collateral Agent hereby represents, with respect to the Account Collateral, that it has not entered into, and hereby agrees that it will not enter into, any currently effective agreement (i) with any of the other parties hereto or any Securities Intermediary specifying any jurisdiction other than the State of New York as the “securities intermediary’s jurisdiction” within the meaning of Section 8-110(e) of the UCC in connection with any Securities Account with any Securities Intermediary referred to in Section 2.07(a) for purposes of 31 C.F.R. Section 357.11(b), Section 8-110(e) of the UCC or any similar state or Federal law, or (ii) with any other person relating to such account pursuant to which it has agreed that any Securities Intermediary may comply with entitlement orders made by such person. The Collateral Agent represents that it will, by express agreement with each Securities Intermediary, provide for each item of property constituting Account Collateral held in and credited to the

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Securities Account, including cash, to be treated as a “financial asset” within the meaning of Section 8-102(a)(9)(iii) of the UCC for the purposes of Article 8 of the UCC.
(c)Without limiting the foregoing, each Grantor and the Collateral Agent agree, and the Collateral Agent shall cause each Securities Intermediary, to take such different or additional action as may be required in order to maintain the perfection and priority of the security interest of the Collateral Agent in the Equity Collateral in the event of any change in applicable law or regulation, including Articles 8 and 9 of the UCC and regulations of the U.S. Department of the Treasury governing transfers of interests in Government Securities.
Section 1.08.Further Assurances. In each case to the extent required pursuant to the Express Perfection Requirements, each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action (including under the laws of any foreign jurisdiction), that may be necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing but subject to the qualification that the following are required only to the extent of the Express Perfection Requirements, each Grantor shall: (i) execute and file such financing or continuation statements, or amendments thereto, under the UCC and such other instruments or notices, that may be necessary, or as the Collateral Agent may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby and (ii) execute, file, record, or register such additional documents and supplements to this Agreement, including any further assignments, security agreements, pledges, grants and transfers, as may be required under the laws of any foreign jurisdiction of incorporation, organization or domicile of the relevant Grantor hereunder or as the Collateral Agent may reasonably request, to create, attach, perfect, validate, render enforceable, protect or establish the priority of the security interest and lien of this Agreement.
(b)Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, under the UCC relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.
(c)To the extent consistent with Leasing Company Practice, each Grantor shall ensure that at all times an individual shall be appointed as administrator with respect to each Owner Subsidiary and each Intermediate Lessee for purposes of the International Registry and shall cause each such Owner Subsidiary and each such Intermediate Lessee to register or cause to be registered, in each case to the extent legally practicable, with the International Registry (collectively, the “Required Cape Town Registrations”) (i) the international interest provided for in any Cape Town Lease to which such Owner Subsidiary or Intermediate Lessee is a lessor or lessee; and (ii) the contract of sale with respect to any Pool Aircraft by which title to such Pool Aircraft is conveyed by or to such Owner Subsidiary, but only if the seller under such contract of sale is situated in a Contracting State or if such Aircraft Object is registered in a Contracting State and if such seller agrees to such registration.
(d)With respect to each Grantor holding an Equity Interest in a Pledged Equity Party incorporated under the laws of Ireland, such Grantor shall cause each Security Document executed by it and an Additional Charge of Shares or, in each case, its relevant

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particulars to be filed in the Irish Companies Registration Office and, where applicable, the Irish Revenue Commissioners within 21 days of execution thereof.
Section 1.09.Place of Perfection; Records. Each Grantor shall keep its chief place of business and chief executive office at the location therefor specified in Schedule IV and shall keep its records concerning the Collateral at such location or at AerCap’s chief executive office or, upon 30 days’ prior written notice to the Collateral Agent, at such other locations in a jurisdiction where all actions required by Section 2.03(e) shall have been taken with respect to the Collateral. Subject to applicable confidentiality restrictions, each Grantor shall hold and preserve such records and, if an Enforcement Event shall have occurred and be continuing, shall permit representatives of the Collateral Agent upon reasonable prior notice at any time during normal business hours reasonably to inspect and make abstracts from such records, all at the sole cost and expense of such Grantor.
Section 1.10.Voting Rights; Dividends; Etc. So long as no Enforcement Event shall have occurred and be continuing:
(i)Each Grantor shall be entitled to exercise any and all voting and other consensual rights and rights to direct an issuer pertaining to all or any part of the Equity Collateral pledged by such Grantor for any purpose not inconsistent with the terms of this Agreement, the charter documents of such Grantor, or the Loan Documents; provided that such Grantor shall not exercise or shall refrain from exercising any such right if such action would constitute a breach of its obligations under the Loan Documents; and
(ii)The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies and other instruments as such Grantor may reasonably request in writing and provide for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 2.10(a)(i).
(b)After an Enforcement Event shall have occurred and be continuing, any and all distributions, dividends and interest paid in respect of the Equity Collateral pledged by such Grantor, including any and all (i) distributions, dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral; (ii) distributions, dividends and other distributions paid or payable in cash in respect of such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral shall be forthwith delivered to the Collateral Agent and, if received by such Grantor, shall be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).
(c)During the continuance of an Enforcement Event, all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights and rights to direct an issuer that it would otherwise be entitled to exercise pursuant to Section 2.10(a)(i) and 2.10(a)(ii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent,

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which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and rights to direct an issuer.
Section 1.11.Transfers and Other Liens; Additional Shares or Interests. No Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral, in the case of clause (i) or (ii) other than a Permitted Lien or as otherwise provided for or permitted in any Loan Document.
(b)Except as otherwise provided pursuant to the Loan Documents, the Grantors shall not issue, deliver or sell any shares, interests, participations or other equivalents except those pledged hereunder and except to the extent of the Local Requirements Exception. Any beneficial interests, membership interests or capital stock or other securities or interests issued in respect of or in substitution for the Pledged Stock, the Pledged Membership Interests or the Pledged Beneficial Interest shall be issued or delivered (with any necessary endorsement) to the Collateral Agent in accordance with Section 2.07.
Section 1.12.Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints, as security for the Secured Obligations, the Collateral Agent as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion during the occurrence and continuance of an Enforcement Event, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including:
(a)to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
(b)to receive, indorse and collect any drafts or other instruments and documents in connection included in the Collateral;
(c)to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; and
(d)to execute and file any financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, in order to perfect (except in the case of the Beneficial Interest Collateral provided pursuant to Section 2.01(c)) and preserve the pledge, assignment and security interest granted hereby; provided, that the Collateral Agent’s exercise of any such power in this clause (d) shall be subject to the Express Perfection Requirements.
Section 1.13.Collateral Agent May Perform. If any Grantor fails to perform any agreement contained in this Agreement, the Collateral Agent may (but shall not be obligated to) after such prior notice as may be reasonable under the circumstances, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection with doing so shall be payable by the Grantors.
Section 1.14.Covenant to Pay. Each Grantor covenants with the Collateral Agent (for the benefit of the Secured Parties) that it will pay or discharge any monies and liabilities whatsoever that are now, or at any time hereafter may be, due, owing or payable by such Grantor in any currency, actually or contingently, solely and/or jointly,

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and/or severally with another or others, as principal or surety on any account whatsoever pursuant to the Loan Documents in accordance with their terms. Each Grantor agrees that (except as provided in Article 7 of the Credit Agreement) no payment or distribution by such Grantor pursuant to the preceding sentence shall entitle such Grantor to exercise any rights of subrogation in respect thereof until the related Secured Obligations shall have been paid in full.
Section 1.15.Delivery of Collateral Supplements; Delivery of Grantor Supplements. Upon the acquisition by any Grantor of any Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral, such Grantor shall concurrently execute and deliver to the Collateral Agent a Collateral Supplement duly completed with respect to such Collateral and shall take such steps with respect to the perfection of such Collateral as are called for by this Agreement for Collateral of the same type; provided that the foregoing shall not be construed to provide for any action with respect to perfection not required by the Express Perfection Requirements; and provided further that the failure of any Grantor to deliver any Collateral Supplement as to any such Collateral shall not impair the lien of this Agreement as to such Collateral. Upon the acquisition by any Owner Subsidiary of an Aircraft Object (other than an aircraft engine) not previously described in Schedule I hereto as supplemented by Annex I to each Grantor Supplement and Collateral Supplement, the Grantor that directly Owns the Equity Interest in such Owner Subsidiary shall provide an updated Collateral Supplement describing such Aircraft Object.
(b)Each Grantor shall, prior to or simultaneously with such Person Owning the Equity Interests in any Subsidiary, cause any Subsidiary Obligor that was not a signatory hereto on the date of this Agreement to enter into a Grantor Supplement and become a Grantor hereunder.
Section 1.16.Insurance. The Grantors shall cause to be maintained, or procure that the relevant Lessee maintains, hull and third party liability insurance policies in respect of each Pool Aircraft in accordance with the terms of Schedule V hereto.
Section 1.17.Covenant Regarding Control. No Grantor shall cause nor permit any Person other than the Collateral Agent to have “control” (as defined in Section 8-106 of the UCC) of the Collateral Account pursuant to the terms of the Credit Agreement and the Account Control Agreement.
Section 1.18.Covenant Regarding Account Collateral. Borrower shall enter into the Account Control Agreement as of the date hereof. The Collateral Agent agrees for purposes of paragraph 7 of the Account Control Agreement that it will confirm in writing to the Securities Intermediary its agreement to any investments selected by the Borrower which are Permitted Investments.
Section 1.19.As to Irish Law. Notwithstanding anything to the contrary contained in this Agreement and in addition to and without prejudice to any other rights or power of the Collateral Agent under this Agreement or under general law in any relevant jurisdiction, at any time that the Collateral shall become enforceable as provided in Section 3.01, the Collateral Agent shall be entitled to appoint a receiver under this Agreement or under the Land and Conveyancing Law Reform Act 2009 (as amended and as the same may be amended, modified or replaced from time to time, the “2009 Act”) without the need for the occurrence of any of the events specified in (a) to (c) of section 108(1) (Appointment of Receiver) of the 2009 Act, such receiver shall have all such powers, rights and authority conferred under the 2009 Act, this Agreement and otherwise

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under the laws of Ireland without any limitation or restriction imposed by the 2009 Act or otherwise under the laws of Ireland which may be excluded or removed. The statutory power of sale conferred by section 100 (Power of sale) of the 2009 Act shall apply to the Collateral free from restrictions contained in section 100(1), (2), (3) and (4) and without the requirement to serve notice (as provided for in section 100(1)) and section 108 (7) (Remuneration of a receiver) of the 2009 Act shall not apply to the Collateral or to any receiver appointed under this Agreement.
Section 1.20.Additional Security. Each Grantor undertakes with the Collateral Agent to enter into:
(a)in respect of each Subsidiary which is a company, an Additional Charge of Shares in respect of the Equity Interests held by it of any Subsidiary of a Grantor which is incorporated under the laws of Ireland and in respect of any other Subsidiary of a Grantor, in each case to the extent such Additional Charge of Shares is necessary to perfect or protect the Collateral Agent’s interests in such Equity Interests under applicable Law and to the extent required under the Express Perfection Requirements; and
(b)in respect of each Subsidiary which is a trust, a security deed of assignment and charge in respect of the beneficial interest held by it of any Subsidiary of a Grantor which is constituted under the laws of Ireland and in respect of any other Subsidiary of a Grantor, in each case to the extent any additional security document is necessary to perfect or protect the Collateral Agent’s interests in such beneficial interest under applicable Law and to the extent required under the Express Perfection Requirements.
Section 1.21.Covenant Regarding Camden Aircraft Leasing Trust. Each Grantor undertakes with the Collateral Agent:
(a)in respect of Series One of Camden Aircraft Leasing Trust, to observe all trust formalities necessary to remain separate and distinct from, and independent of, Series Two of Camden Aircraft Leasing Trust, and in connection therewith shall maintain certain procedures relating to its separateness, including, (x) maintaining its own books, records and accounts separate from those of Series Two of Camden Aircraft Leasing Trust and (y) maintaining its funds, assets and liabilities separate and distinct from those of Series Two of Camden Aircraft Leasing Trust; and
(b)that no Grantor shall cause nor permit Series Two of Camden Aircraft Leasing Trust to (x) incur, create, issue, assume, guarantee or otherwise become liable for or with respect to, or become responsible for, the payment of, contingently or otherwise, whether present or future, any Indebtedness other than leases and obligations to lessees, trustees and others under the leases, trust agreements and other documents related thereto, including any Indebtedness owed to any lessee under any such agreement or the lease with respect to maintenance contributions, redelivery condition adjustment payments or any other obligation to a lessee (in such capacity) and (y) directly or indirectly, create, incur, assume or suffer to exist any Lien of any kind on any of its property or assets, except Permitted Liens.
ARTICLE III
REMEDIES
Section 1.01.Remedies. Notwithstanding anything herein or in any other Loan Document to the contrary, if any Enforcement Event shall have occurred and be

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continuing, and in each case subject to the quiet enjoyment rights of the applicable Lessee of any Pool Aircraft:
(a)The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (including, for the avoidance of doubt, the rights and remedies of the Collateral Agent provided for in Section 2.10(c)), all of the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and all of the rights and remedies under applicable law and also may (i) require any Grantor to, and such Grantor hereby agrees that it shall at its expense and upon written request of the Collateral Agent forthwith, assemble all or any part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell or cause the sale of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
(b)All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in accordance with Section 3.02. Any sale or sales conducted in accordance with the terms of this Section 3.01 shall be deemed conclusive and binding on each Grantor and the Secured Parties.
Section 1.02.Priority of Payments. The Collateral Agent hereby agrees that all cash proceeds received by the Collateral Agent in respect of any Collateral pursuant to Section 3.01 hereof and any payments by any Grantor to the Collateral Agent following an Enforcement Event shall be paid by the Collateral Agent in the order of priority set forth below:
(a)first, to the Administrative Agent for all fees, indemnities, expenses, and other amounts payable to the Administrative Agent or Collateral Agent (including fees and disbursements and other charges of counsel to such Agent payable under Section 9.03 of the Credit Agreement payable to such Agent in its respective capacity as such) or incurred by the Administrative Agent or Collateral Agent in connection with the exercise of remedies hereunder or under the other Security Documents;
(b)second, to payment of that portion of the Secured Obligations constituting fees, expenses, indemnities and other amounts payable to the Lenders and the other Secured Parties (including fees and disbursements and other charges of counsel to the Lenders payable under Section 9.03 of the Credit Agreement) arising under the Loan Documents, ratably among them in proportion to the respective amounts described in this clause (b) payable to them;
(c)third, to the Administrative Agent for the benefit of the Secured Parties, until payment in full in cash of the Secured Obligations then outstanding; and
(d)fourth, all remaining amounts to the relevant Grantors or whomsoever may be lawfully entitled to receive such amounts.

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ARTICLE IV
SECURITY INTEREST ABSOLUTE
Section 1.01.Security Interest Absolute. A separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether any other Grantor is joined in any such action or actions. Except as otherwise provided in the Loan Documents, all rights of the Collateral Agent and the security interests and Liens granted under, and all obligations of each Grantor under, until the Secured Obligations then outstanding are paid in full, this Agreement and each other Loan Document shall be absolute and unconditional, irrespective of:
(a)any lack of validity or enforceability of any Loan Document, Assigned Document or any other agreement or instrument relating thereto;
(b)any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument relating thereto;
(c)any taking, exchange, release or non-perfection of the Collateral or any other collateral or taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;
(d)any manner of application of Collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Secured Obligations or any other assets of the Grantors;
(e)any change, restructuring or termination of the corporate structure or existence of any Grantor; or
(f)any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third-party grantor of a security interest or a Person deemed to be a surety.
ARTICLE V
THE COLLATERAL AGENT
The Collateral Agent and the Secured Parties agree among themselves as follows:
Section 1.01.Authorization and Action. Each Secured Party by its acceptance of the benefits of this Agreement hereby appoints and authorizes Citibank as the initial Collateral Agent to take such action as trustee on behalf of the Secured Parties and to exercise such powers and discretion under this Agreement and the other Loan Documents as are specifically delegated to the Collateral Agent by the terms of this Agreement and of the Loan Documents, and no implied duties and covenants shall be deemed to arise against the Collateral Agent.
(b)The Collateral Agent accepts such appointment and agrees to perform the same but only upon the terms of this Agreement (including any quiet enjoyment covenants given to the Lessees) and agrees to receive and disburse all moneys received by it in accordance with the terms of this Agreement. The Collateral Agent in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or

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gross negligence (or simple negligence in the handling of funds or breach of any of its representations or warranties set forth in this Agreement) and the Collateral Agent shall not be liable for any action or inaction of any Grantor or any other parties to any of the Loan Documents.
Section 1.02.Absence of Duties. The powers conferred on the Collateral Agent under this Agreement with respect to the Collateral are solely to protect its interests in this Agreement and shall not impose any duty upon it, except as explicitly set forth herein, to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under this Agreement, the Collateral Agent shall not have any duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve or perfect rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall not have any duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of any Grantor or Lessee. Without limiting the above provisions of this Section 5.02, the Collateral Agent shall have no duty (i) to see to any recording, filing, or depositing of this Agreement or any supplemental agreement or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing or to any rerecording, refiling or redepositing of any thereof or (ii) to maintain any insurance.
Section 1.03.Representations or Warranties. The Collateral Agent shall not make nor shall it be deemed to have made any representations or warranties as to the validity, legality or enforceability of this Agreement, any other Loan Document or any other document or instrument or as to the correctness of any statement contained in any thereof, or as to the validity or sufficiency of any of the pledge and security interests granted hereby, except that the Collateral Agent in its individual capacity hereby represents and warrants (a) that each such specified document to which it is a party has been or will be duly executed and delivered by one of its officers who is and will at such time be duly authorized to execute and deliver such document on its behalf, and (b) this Agreement is or will be the legal, valid and binding obligation of the Collateral Agent in its individual capacity, enforceable against the Collateral Agent in its individual capacity in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, examinership or similar law affecting creditors’ rights generally.
Section 1.04.Reliance; Agents; Advice of Counsel. The Collateral Agent shall not incur any liability to anyone as a result of acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Collateral Agent may accept a copy of a resolution of the board or other governing body of any party to this Agreement or any Loan Document, certified by the Secretary or an Assistant Secretary thereof or other duly authorized Person of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said board or other governing body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described in this Agreement, the Collateral Agent shall be entitled to receive and may for all purposes hereof conclusively rely, and shall be fully protected in acting or refraining from acting, on a certificate, signed by an officer of any duly authorized Person, as to such fact or matter, and such certificate shall

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constitute full protection to the Collateral Agent for any action taken or omitted to be taken by them in good faith in reliance thereon. The Collateral Agent shall assume, and shall be fully protected in assuming, that each other party to this Agreement is authorized by its constitutional documents to enter into this Agreement and to take all action permitted to be taken by it pursuant to the provisions of this Agreement, and shall not inquire into the authorization of such party with respect thereto.
(b)The Collateral Agent may execute any of its powers hereunder or perform any duties under this Agreement either directly or by or through agents, including financial advisors, or attorneys or a custodian or nominee, provided, however, that the appointment of any agent shall not relieve the Collateral Agent of its responsibilities or liabilities hereunder.
(c)The Collateral Agent may consult with counsel and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such advice or opinion of counsel.
(d)The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation hereto, at the request, order or direction of any of the Secured Parties, pursuant to the provisions of this Agreement, unless such Secured Party shall have offered to the Collateral Agent reasonable security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.
(e)The Collateral Agent shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Collateral Agent to perform, or be responsible or liable for the manner of performance of, any obligations of any Grantor under any of the Loan Documents.
(f)If the Collateral Agent incurs expenses or renders services in connection with an exercise of remedies specified in Section 3.01, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors’ rights generally.
(g)The Collateral Agent shall not be charged with knowledge of an Event of Default unless the Collateral Agent obtains actual knowledge of such event or the Collateral Agent receives written notice of such event from any of the Secured Parties.
(h)The Collateral Agent shall not have any duty to monitor the performance of any Grantor or any other party to the Loan Documents, nor shall the Collateral Agent have any liability in connection with the malfeasance or nonfeasance by such parties. The Collateral Agent shall not have any liability in connection with compliance by any Grantor or any Lessee under a Lease with statutory or regulatory requirements related to the Collateral, any Pool Aircraft or any Lease. The Collateral Agent shall not make or be deemed to have made any representations or warranties with respect to the Collateral, any Pool Aircraft or any Lease or the validity or sufficiency of any assignment or other disposition of the Collateral, any Pool Aircraft or any Lease.

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Section 1.05.No Individual Liability. The Collateral Agent shall not have any individual liability in respect of all or any part of the Secured Obligations, and all shall look, subject to the lien and priorities of payment provided herein and in the Loan Documents, only to the property of the Grantors (to the extent provided in the Loan Documents) for payment or satisfaction of the Secured Obligations pursuant to this Agreement and the other Loan Documents.
ARTICLE VI
SUCCESSOR COLLATERAL AGENT
Section 1.01.Resignation and Removal of the Collateral Agent. The Collateral Agent may resign at any time without cause by giving at least 30 days’ prior written notice to the Borrower and the Lenders. The Required Lenders may at any time remove the Collateral Agent without cause by an instrument in writing delivered to the Borrower, the Lenders and the Collateral Agent. No resignation by or removal of the Collateral Agent pursuant to this Section 6.01 shall become effective prior to the date of appointment by the Required Lenders of a successor Collateral Agent and the acceptance of such appointment by such successor Collateral Agent.
Section 1.02.Appointment of Successor. In the case of the resignation or removal of the Collateral Agent, the Required Lenders shall promptly appoint a successor Collateral Agent. So long as no Event of Default shall have occurred and be continuing, any such successor Collateral Agent shall as a condition to its appointment be reasonably acceptable to the Borrower. If a successor Collateral Agent shall not have been appointed and accepted its appointment hereunder within 60 days after the Collateral Agent gives notice of resignation, the retiring Collateral Agent, the Administrative Agent or the Required Lenders may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent. Any successor Collateral Agent so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed as provided in the first sentence of this paragraph within one year from the date of the appointment by such court.
(b)Any successor Collateral Agent shall execute and deliver to the relevant Secured Parties an instrument accepting such appointment. Upon the acceptance of any appointment as Collateral Agent hereunder, a successor Collateral Agent, upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to this Agreement, and, subject to the Express Perfection Requirements, such other instruments or notices, as may be necessary, or as the Administrative Agent may request in order to continue the perfection (if any) of the Liens granted or purported to be granted hereby, shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. The retiring Collateral Agent shall take all steps necessary to transfer all Collateral in its possession and all its control over the Collateral to the successor Collateral Agent. All actions under this paragraph (b) shall be at the expense of the Borrower; provided that if a successor Collateral Agent has been appointed as a result of the circumstances described in Section 6.02(d), any actions under this paragraph (b) as relating to such appointment shall be at the expense of the successor Collateral Agent.
(c)The Collateral Agent shall be an Eligible Institution, if there be such an institution willing, able and legally qualified to perform the duties of the Collateral Agent hereunder and, unless such institution is an Affiliate of a Secured Party or an Event of Default has occurred and is continuing, reasonably acceptable to the Borrower.

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(d)Any corporation or other entity into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation or other entity to which substantially all the business of the Collateral Agent may be transferred, shall be the Collateral Agent under this Agreement without further act.
ARTICLE VII
INDEMNITY AND EXPENSES
Section 1.01.Indemnity. Each of the Grantors shall indemnify, defend and hold harmless the Collateral Agent (and its officers, directors, employees, representatives and agents) from and against, any loss, liability or expense (including reasonable legal fees and expenses) incurred by it without gross negligence or bad faith on its part in connection with the acceptance or administration of this Agreement and its duties hereunder, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties hereunder. The Collateral Agent (i) must provide reasonably prompt notice to the applicable Grantor of any claim for which indemnification is sought, provided that the failure to provide notice shall only limit the indemnification provided hereby to the extent of any incremental expense or actual prejudice as a result of such failure; and (ii) must not make any admissions of liability or incur any significant expenses after receiving actual notice of the claim or agree to any settlement without the written consent of the applicable Grantor, which consent shall not be unreasonably withheld. No Grantor shall be required to reimburse any expense or indemnity against any loss or liability incurred by the Collateral Agent through gross negligence or bad faith.
Each Grantor, as applicable, may, in its sole discretion, and at its expense, control the defense of the claim including, without limitation, designating counsel for the Collateral Agent and controlling all negotiations, litigation, arbitration, settlements, compromises and appeals of any claim; provided that (i) the applicable Grantor may not agree to any settlement involving any indemnified person that contains any element other than the payment of money and complete indemnification of the indemnified person without the prior written consent of the affected indemnified person, (ii) the applicable Grantor shall engage and pay the expenses of separate counsel for the indemnified person to the extent that the interests of the Collateral Agent are in conflict with those of such Grantor and (iii) the indemnified person shall have the right to approve the counsel designated by such Grantor which consent shall not be unreasonably withheld.
(b)Each Grantor shall within ten (10) Business Days after demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement (in accordance with fee arrangements agreed between the Collateral Agent and AerCap), (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or any other Secured Party against such Grantor hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.
Section 1.02.Secured Parties’ Indemnity. The Collateral Agent shall be entitled to be indemnified (subject to the limitations and requirements described in Section 7.01 mutatis mutandis) by the Lenders to the sole satisfaction of the Collateral Agent before proceeding to exercise any right or power under this Agreement at the

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request or direction of the Administrative Agent, provided that such indemnity by the Lenders shall not be required to the extent the Collateral Agent is indemnified with respect to such exercise by the Grantors and no Default or Event of Default has occurred and is continuing.
(b)In order to recover under clause (a) above, the Collateral Agent: (i) must provide reasonably prompt notice to the Administrative Agent of any claim for which indemnification is sought, provided that the failure to provide notice shall only limit the indemnification provided hereby to the extent of any incremental expense or actual prejudice as a result of such failure; and (ii) must not make any admissions of liability or incur any significant expenses after receiving actual notice of the claim or agree to any settlement without the written consent of the Administrative Agent which consent shall not be unreasonably withheld.
(c)The Administrative Agent may, in its sole discretion, and at its expense, control the defense of the claim including, without limitation, designating counsel for the Collateral Agent and controlling all negotiations, litigation, arbitration, settlements, compromises and appeals of any claim; provided that (i) the Administrative Agent may not agree to any settlement involving any indemnified person that contains any element other than the payment of money and complete indemnification of the indemnified person without the prior written consent of the affected indemnified person, (ii) the Administrative Agent shall engage and pay the expenses of separate counsel for the indemnified person to the extent that the interests of the Collateral Agent are in conflict with those of the Administrative Agent and (iii) the indemnified person shall have the right to approve the counsel designated by the Administrative Agent which consent shall not be unreasonably withheld.
(d)The provisions of Section 7.01 and this Section 7.02 shall survive the termination of this Agreement or the earlier resignation or removal of the Collateral Agent.
Section 1.03.No Compensation from Secured Parties. The Collateral Agent agrees that it shall have no right against the Secured Parties for any fee as compensation for its services in such capacity.
Section 1.04.Collateral Agent Fees. In consideration of the Collateral Agent’s performance of the services provided for under this Agreement, the Grantors shall pay to the Collateral Agent the annual fee set forth in the Fee Letter and shall reimburse the Collateral Agent for expenses incurred.
ARTICLE VIII
MISCELLANEOUS
Section 1.01.Amendments; Waivers; Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any party from the provisions of this Agreement, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and each party hereto. No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The Collateral Agent may, but shall have no obligation to, execute and deliver any amendment or modification which would affect its duties, powers, rights, immunities or indemnities hereunder.
(b)Upon the execution and delivery by any Person of a Grantor Supplement, (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor

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hereunder, and each reference in this Agreement to “Grantor” shall also mean and be a reference to such Additional Grantor, (ii) Annexes I, II, III and IV attached to each Grantor Supplement shall be incorporated into, become a part of and supplement Schedules I, II, III and IV, respectively, and the Collateral Agent may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented and (iii) such Additional Grantor shall be a Grantor for all purposes under this Agreement and shall be bound by the obligations of the Grantors hereunder.
(c)Upon the execution and delivery by a Grantor of a Collateral Supplement, Annexes I and II to such Collateral Supplement shall be incorporated into, become a part of and supplement Schedules I and II, respectively, and the Collateral Agent may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented.
Section 1.02.Addresses for Notices; Delivery of Documents. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
For each Grantor:

Setanta Aircraft Leasing Designated Activity Company	4450 Atlantic Avenue Westpark Shannon Co. Clare Email: contractualnotices@aercap.com Attention: Corporate Legal / Treasury
Setanta Aviation Holdings Limited	4450 Atlantic Avenue Westpark Shannon Co. Clare Email: contractualnotices@aercap.com Attention: Corporate Legal / Treasury
Culann Aircraft Leasing Limited	4450 Atlantic Avenue Westpark Shannon Co. Clare Email: contractualnotices@aercap.com Attention: Corporate Legal / Treasury
Dagda Aircraft Leasing Limited	4450 Atlantic Avenue Westpark Shannon Co. Clare Email: contractualnotices@aercap.com Attention: Corporate Legal / Treasury

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For the Collateral Agent:

Citibank, N.A., as Collateral Agent 388 Greenwich Street New York, NY 10013 Email: cts.spag@citi.com / albert.p.mari@citi.com Attention: Albert Mari, Jr., Senior Trust Officer or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 8.02. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier or electronic mail shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).
(b)All documents required to be delivered to the Collateral Agent shall be delivered in accordance with the provisions of Section 5.09(c) of the Credit Agreement.
Section 1.03.Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
Section 1.04.Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.
Section 1.05.Continuing Security Interest. Subject to Section 8.06, this Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the earlier of the indefeasible payment in full in cash of the Secured Obligations then outstanding to the Secured Parties, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, permitted transferees and permitted assigns..
Section 1.06.Release and Termination. Upon any sale, transfer or other disposition or removal from the Designated Pool of any Pool Aircraft (or Owner Subsidiary or Intermediate Lessee) or other item of Collateral in accordance with the terms of the Loan Documents, including the Pledged Equity Interest in each Owner Subsidiary or Intermediate Lessee that owns or leases such Pool Aircraft, or if applicable, a Subsidiary Holdco (in each case, upon a removal of such Transaction Party in accordance with Sections 2.10 or 5.04 of the Credit Agreement), such Collateral will be deemed released from the Lien hereof (and related guarantees will be deemed released in accordance with Section 7.11 of the Credit Agreement), and the Collateral Agent will, at the relevant Grantor’s expense, execute and deliver to the Grantor of such item of Collateral such documents as such Grantor shall reasonably request and provide to the Collateral Agent to evidence the release of such item of Collateral from the assignment and security interest granted hereby and to evidence the release of any related guaranty, and to the extent that (A) the Collateral Agent’s consent is required for any deregistration of the interests in such released Collateral from any registry or (B) the Collateral Agent is

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required to initiate any such deregistration, the Collateral Agent shall ensure that such consent or such initiation of such deregistration is effected. Any amounts released from the Collateral Account by the Collateral Agent in accordance with the terms of the Loan Documents shall be deemed irrevocably and unconditionally released from the Lien hereof.
(b)Upon the payment in full in cash of the Secured Obligations then outstanding, the pledge, assignment and security interest granted by Section 2.01 hereof shall terminate, the Collateral Agent shall cease to be a party to this agreement, and all provisions of this Agreement (except for this Section 8.06(b)) relating to the Secured Obligations, the Secured Parties or the Collateral Agent shall cease to be of any effect insofar as they relate to the Secured Obligations, the Secured Parties or the Collateral Agent. Upon any such termination, the Collateral Agent will, at the relevant Grantor’s expense, execute and deliver to each relevant Grantor such documents as such Grantor shall prepare and reasonably request to evidence such termination.
(c)If, prior to the termination of this Agreement, the Collateral Agent ceases to be the Collateral Agent in accordance with the definition of “Collateral Agent” in Section 1.01, all certificates, instruments or other documents being held by the Collateral Agent at such time shall, within five (5) Business Days from the date on which it ceases to be the Collateral Agent, be delivered to the successor Collateral Agent.
Section 1.07.Currency Conversion. If any amount is received or recovered by the Collateral Agent in a currency (the “Received Currency”) other than the currency in which such amount was expressed to be payable (the “Agreed Currency”), then the amount in the Received Currency actually received or recovered by the Collateral Agent, to the extent permitted by law, shall only constitute a discharge of the relevant Grantor to the extent of the amount of the Agreed Currency which the Collateral Agent was or would have been able in accordance with its or his normal procedures to purchase on the date of actual receipt or recovery (or, if that is not practicable, on the next date on which it is so practicable), and, if the amount of the Agreed Currency which the Collateral Agent is or would have been so able to purchase is less than the amount of the Agreed Currency which was originally payable by the relevant Grantor, such Grantor shall pay to the Collateral Agent for the benefit of the Secured Parties such amount as it shall determine to be necessary to indemnify the Collateral Agent and the Secured Parties against any loss sustained by it as a result (including the cost of making any such purchase and any premiums, commissions or other charges paid or incurred in connection therewith) and so that, to the extent permitted by law, (i) such indemnity shall constitute a separate and independent obligation of each Grantor distinct from its obligation to discharge the amount which was originally payable by such Grantor and (ii) shall give rise to a separate and independent cause of action and apply irrespective of any indulgence granted by the Collateral Agent and continue in full force and effect notwithstanding any judgment, order, claim or proof for a liquidated amount in respect of the amount originally payable by any Grantor or any judgment or order and no proof or evidence of any actual loss shall be required.
Section 1.08.Governing Law. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
Section 1.09.Jurisdiction; Consent to Service of Process. To the extent permitted by applicable law, each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State

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court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Borrower Party or its properties in the courts of any jurisdiction.
(b)Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court described above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(c)Each Grantor agrees that service of all writs, process and summonses in any such action or proceeding brought in York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof sitting in New York County, may be made upon AerCap, Inc., presently located in the United States located at 10250 Constellation Blvd. Suite 1500, Los Angeles, CA 90067 (the “Process Agent”), and each Grantor confirms and agrees that the Process Agent has been duly and irrevocably appointed as its agent and true and lawful attorney in fact in its name, place and stead to accept such service of any and all such writs, process and summonses, and agrees that the failure of the Process Agent to give any notice of any such service of process to any Grantor shall not impair or affect the validity of such service or of any judgment based thereon.
(d)Furthermore, each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
Section 1.10.Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement (i) will become effective when the Collateral Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto and (ii) thereafter will be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail will be effective as delivery of a manually executed counterpart of this Agreement.
Section 1.11.Table of Contents, Headings, Etc. The Table of Contents and headings of the Articles and Sections of this Agreement have been inserted for

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convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.
Section 1.12.Non-Invasive Provisions. Notwithstanding any other provision of the Loan Documents, the Collateral Agent (for and on behalf of itself and the Secured Parties) agrees that, so long as no Enforcement Event shall have occurred and be continuing, not to take any action or cause to be taken any action, or permit any Person claiming by, through or on behalf of it to take any action or cause any action, that would interfere with the possession, use, operation and quiet enjoyment of and other rights with respect to any Pool Aircraft or Collateral related thereto and all rents, revenues, profits and income therefrom, including, the right to enforce manufacturers’ warranties, the right to apply or obtain insurance proceeds for damage to the Pool Aircraft to the repair or replacement of the Pool Aircraft or otherwise to the extent not required to be deposited as Account Collateral under the Loan Documents and the right to engage in pooling, leasing and similar actions, in each case in accordance with the terms of this Agreement or the other applicable Loan Documents.
(b)Notwithstanding any other provision of the Loan Documents, the Collateral Agent agrees (for and on behalf of itself and the Secured Parties) that, so long as no “Event of Default” (or similar term) under a Lease (as defined in such Lease) shall have occurred and be continuing and as otherwise provided in any Lease, not to take any action or cause to be taken any action, or permit any person claiming by, through or on behalf of it to take any action or cause any action, that would interfere with the possession, use, operation and quiet enjoyment of and other rights of the Lessee with respect to any Pool Aircraft or Collateral related thereto and all rents, revenues, profits and income therefrom, including, the right to enforce manufacturers’ warranties, the right to apply or obtain insurance proceeds for damage to the Pool Aircraft to the repair of the Pool Aircraft or otherwise as provided in such Lease and the right to engage in pooling, leasing and similar actions, in each case in accordance with the terms of such Lease.
(c)For the avoidance of doubt, the Collateral Agent (for and on behalf of itself and the Secured Parties) agrees that a Transaction Party may from time to time lease out an engine that is part of a Pool Aircraft or lease in an engine that is not part of a Pool Aircraft as it determines in accordance with Leasing Company Practice.
Section 1.13.Limited Recourse. In the event that the direct or indirect assets of the Grantors are insufficient, after payment of all other claims, if any, ranking in priority to the claims of the Collateral Agent or any Secured Party hereunder, to pay in full such claims of the Collateral Agent or such Secured Party (as the case may be), then the Collateral Agent or the Secured Party shall have no further claim against the Grantors (other than the Borrower) in respect of any such unpaid amounts; provided that the foregoing limitation on recourse shall in no way limit the right of any Secured Party to enforce the obligations of any Obligor set forth in Article 7 of the Credit Agreement.
(b)To the extent permitted by applicable law, no recourse under any obligation, covenant or agreement of any party contained in this Agreement shall be had against any equityholder (not including any Grantor as an equityholder of any Pledged Equity Party hereunder), officer or director of the relevant party as such, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of the relevant party and no personal liability shall attach to or be incurred by the equityholders (not including any Grantor as an equityholder of any other Grantor hereunder), officers or directors of the relevant party as such, or any of them under or by reason of any of the obligations, covenants or agreements of

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such relevant party contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such party of any of such obligations, covenants or agreements, either at law or at equity or by statute or constitution, of every such equityholder (not including any Grantor as an equityholder of any Pledged Equity Party hereunder), officer or director is hereby expressly waived by the other parties as a condition of and consideration for the execution of this Agreement.
Section 1.14.Parallel Debt.
(a)For the purpose of ensuring and preserving the validity and continuity of this Agreement and the security interests created, or to be created, pursuant hereto, the Borrower irrevocably and unconditionally undertakes with the Collateral Agent to pay to the Collateral Agent amounts equal to and in the currency of all of the Secured Obligations from time to time due to each of the Secured Parties in accordance with the terms and conditions of the Secured Obligations as and when these so become due (the “Parallel Debt”).
(b)Notwithstanding any of the other provisions referred to under the Parallel Debt:
(i)the total amount due and payable under the Parallel Debt shall be decreased to the extent that the Borrower shall have paid any amounts to the relevant Secured Party to reduce the Secured Obligations; and
(ii)the total amount due and payable under the Secured Obligations shall be decreased to the extent that the Borrower shall have paid any amounts to the Collateral Agent in respect of the Parallel Debt.
(c)The Collateral Agent, for and on behalf of the Secured Parties, accepts the provisions of this Section 8.14 and confirms that the Secured Parties are aware of and agree to the Parallel Debt.
(d)In the event of a resignation of the Collateral Agent in its capacity of Collateral Agent, or the appointment of a new Collateral Agent, the retiring Collateral Agent shall assign the Parallel Debt owed to it to the successor Collateral Agent.
[The Remainder of this Page is Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its representative or officer thereunto duly authorized as of the date first above written.

SIGNED and DELIVERED as a DEED for and on behalf of
SETANTA AIRCRAFT LEASING DESIGNATED ACTIVITY COMPANY
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
AERCAP HOLDINGS N.V.
by its duly authorized attorney
/s/ Risteard Sheridan
Risteard Sheridan
Attorney-in-Fact

in the presence of
/s/ Ashleigh Mooney
Name:	Ashleigh Mooney
Address:	AerCap Holdings N.V. AerCap House 68 St. Stephen’s Green Dublin 2, Ireland
Occupation:	Executive Assistant to the CFO

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
AERCAP IRELAND LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
SETANTA AVIATION HOLDINGS LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
CULANN AIRCRAFT LEASING LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
DAGDA AIRCRAFT LEASING LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
CITIBANK, N.A., not in its individual capacity, but solely as Collateral Agent by its duly authorized attorney
/s/ Albert Mari, Jr.
Albert Mari, Jr.
Senior Trust Officer

in the presence of
/s/ Patricia Gallagher
Name:	Patricia Gallagher
Address:	388 Greenwich Street New York, NY 10013
Occupation:	Banking

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
ARCTIC LEASING NO.3 LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
BALLYMOON AIRCRAFT SOLUTIONS LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
ILFC AIRCRAFT 32A-1884 LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
ILFC AIRCRAFT 32A-4619 LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
ILFC AIRCRAFT 32A-454 LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
ILFC AIRCRAFT 33A-911 LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
MENELAUS II DESIGNATED ACTIVITY COMPANY
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
MENELAUS III LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
MENELAUS V LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
MENELAUS VI LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
MENELAUS VII LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
MENELAUS VIII LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
SKYLEASE MSN (3365) LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
SKYLEASE MSN 3545 LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
SKYLEASE MSN 3574 LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
SKYLEASE MSN 3711 LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
SKYLEASE MSN 3778 LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
SKYLEASE MSN 4254 LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
PALLADIUM FUNDING LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
SKYFUNDING LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
SKYFUNDING II LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
TULLYCRINE AIRCRAFT LEASING LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
MOYADDA LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
ANDES AIRCRAFT LEASING LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Roisin O’Connor
Name:	Roisin O’Connor
Address:	McCann FitzGerald Riverside One Sir John Rogerson’s Quay Dublin 2
Occupation:	Solicitor

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
CELESTIALFUNDING LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Helen O’Brien
Name:	Helen O’Brien
Address:	4450 Atlantic Avenue Westpark Shannon Co Clare
Occupation:	Corporate Secretary Admin

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
CHARLEVILLE AIRCRAFT LEASING LIMITED
by its duly authorized attorney
/s/ Sean Forde
Sean Forde
Attorney

in the presence of
/s/ Helen O’Brien
Name:	Helen O’Brien
Address:	4450 Atlantic Avenue Westpark Shannon Co Clare
Occupation:	Corporate Secretary Admin

Signature Page – Term Loan Security Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of Camden Aircraft Leasing Trust (Series One)
By:	/s/ Adam R. Vogelsong
Name:	Adam R. Vogelsong
Title:	Vice President

Signature Page – Term Loan Security Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 78B-65091 (DELAWARE) TRUST
By:	/s/ Adam R. Vogelsong
Name:	Adam R. Vogelsong
Title:	Vice President

Signature Page – Term Loan Security Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-41807 (DELAWARE) TRUST
By:	/s/ Adam R. Vogelsong
Name:	Adam R. Vogelsong
Title:	Vice President

Signature Page – Term Loan Security Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of N903NN TRUST
By:	/s/ Adam R. Vogelsong
Name:	Adam R. Vogelsong
Title:	Vice President

Signature Page – Term Loan Security Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of N906NN TRUST
By:	/s/ Adam R. Vogelsong
Name:	Adam R. Vogelsong
Title:	Vice President

Signature Page – Term Loan Security Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of N875NN TRUST
By:	/s/ Adam R. Vogelsong
Name:	Adam R. Vogelsong
Title:	Vice President

Signature Page – Term Loan Security Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of N882NN TRUST
By:	/s/ Adam R. Vogelsong
Name:	Adam R. Vogelsong
Title:	Vice President

Signature Page – Term Loan Security Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of N884NN TRUST
By:	/s/ Adam R. Vogelsong
Name:	Adam R. Vogelsong
Title:	Vice President

Signature Page – Term Loan Security Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-29359 (DELAWARE) TRUST
By:	/s/ Adam R. Vogelsong
Name:	Adam R. Vogelsong
Title:	Vice President

Signature Page – Term Loan Security Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-29372 (DELAWARE) TRUST
By:	/s/ Adam R. Vogelsong
Name:	Adam R. Vogelsong
Title:	Vice President

Signature Page – Term Loan Security Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-29372 (DELAWARE) TRUST
By:	/s/ Adam R. Vogelsong
Name:	Adam R. Vogelsong
Title:	Vice President

Signature Page – Term Loan Security Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-8038 (DELAWARE) TRUST
By:	/s/ Adam R. Vogelsong
Name:	Adam R. Vogelsong
Title:	Vice President

Signature Page – Term Loan Security Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-7788 (DELAWARE) TRUST
By:	/s/ Adam R. Vogelsong
Name:	Adam R. Vogelsong
Title:	Vice President

Signature Page – Term Loan Security Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-3574 (DELAWARE) TRUST
By:	/s/ Adam R. Vogelsong
Name:	Adam R. Vogelsong
Title:	Vice President

Signature Page – Term Loan Security Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-10473 (DELAWARE) TRUST
By:	/s/ Adam R. Vogelsong
Name:	Adam R. Vogelsong
Title:	Vice President

Signature Page – Term Loan Security Agreement

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-10545 (DELAWARE) TRUST
By:	/s/ Adam R. Vogelsong
Name:	Adam R. Vogelsong
Title:	Vice President

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of Aircraft 32A-9062 (Ireland) Trust by its duly authorized attorney
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of E195-19020028 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-9418 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-9431 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of E195-19020021 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-8687 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 35A-0187 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 35A-0153 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 35A-0168 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 35A-0124 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-43754 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-43754 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-43711 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-43756 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 35A-0082 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-1424 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-30724 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-1926 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-2142 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-2194 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-2665 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-2768 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-7291 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-35283 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-37159 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-38820 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-38823 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 33A-0527 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-1112 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 77B-27607 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 77B-32708 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 77B-32714 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 77B-32729 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 78B-36111 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

SIGNED and DELIVERED as a DEED for and on behalf of
WILMINGTON TRUST SP SERVICES (DUBLIN) LMITED, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 78B-38754 (IRELAND) TRUST
By its duly authorized attorney
/s/ [Illegible]

in the presence of
/s/ Sarah Robinson
Name:	Sarah Robinson
Address:	Fourth Floor 3 George’s Dock IFSC Dublin 1
Occupation:	Intern

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31129 Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31133 Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31139 Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31141 Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31143 Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31145 Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31147 Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 32219 Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 33489 Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 29572 Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31156 Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31157 Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 29571 Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31137 Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31192 Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31135 Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 31131 Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 4127 Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 3195-190200252 (UTAH) Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 38771 (UTAH) Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 73B-3582 (UTAH) Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-4411 (UTAH) Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of AIRCRAFT EVERGREEN (UTAH) Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of AIRCRAFT 32A-4304 (UTAH) Trust
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Title:	Senior Vice President

Signature Page – Term Loan Security Agreement

BANK OF UTAH, not in its individual capacity but solely as Owner Trustee of MSN 38468 (UTAH) Trust, as an Obligor
By:	/s/ Jon Croasmun
Name:	Jon Croasmun
Signature Page – Term Loan Security Agreement

SCHEDULE I
SECURITY AGREEMENT
AIRCRAFT OBJECTS
[OMITTED]

Schedule I-1
Term Loan Security Agreement

SCHEDULE II
SECURITY AGREEMENT
PLEDGED EQUITY INTERESTS

PLEDGED DEBT

[OMITTED]

SCHEDULE III
SECURITY AGREEMENT
TRADE NAMES
[OMITTED]

Schedule III-1
Term Loan Security Agreement

SCHEDULE IV
SECURITY AGREEMENT
CHIEF PLACE OF BUSINESS AND CHIEF EXECUTIVE OR REGISTERED OFFICE
[OMITTED]

Schedule IV-1
Term Loan Security Agreement

SCHEDULE V
SECURITY AGREEMENT
INSURANCE
[OMITTED]
Schedule V-1
Term Loan Security Agreement

EXHIBIT A-1
SECURITY AGREEMENT
FORM OF COLLATERAL SUPPLEMENT
[OMITTED]
Annex II-1
Term Loan Security Agreement

EXHIBIT A-2
SECURITY AGREEMENT

FORM OF GRANTOR SUPPLEMENT

[OMITTED]
Annex IV-1
Term Loan Security Agreement

EXHIBIT B
SECURITY AGREEMENT
FORM OF CHARGE OF SHARES OF BORROWER

[OMITTED]
EXHIBIT B
Term Loan Security Agreement

EXHIBIT C
SECURITY AGREEMENT
FORM OF ACCOUNT CONTROL AGREEMENT

[OMITTED]